UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

John Hancock Comvest Private Income Fund

(Exact name of Registrant as specified in its Charter)

Delaware	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL		33401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2026, Cecilio Rodriguez notified the Board of Trustees (the “Board”) of John Hancock Comvest Private Income Fund (the “Fund”) that he will resign as the Fund’s Chief Financial Officer, to become effective as of the close of business on November 16, 2026, in connection with his retirement from Manulife | Comvest Credit Partners to become effective as of December 31, 2026. Mr. Rodriguez’s resignation is not a result of any disagreement with the Fund on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

On November 5, 2026, the Board of the Fund appointed Fernando Silva as Chief Financial Officer of the Fund, to become effective on November 17, 2026. Mr. Silva will continue to serve as the Fund’s Chief Accounting Officer and Treasurer.

Mr. Silva, 49, has served as the Fund’s Chief Accounting Officer and Treasurer since May 2026. He has also served as Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex since 2024 and as Vice President, Fund Administration at John Hancock Investment Management since 2024. He serves as Vice President of John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021, including prior positions), and as Assistant Treasurer of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020). Previously, Mr. Silva served as Assistant Vice President, Treasury & Portfolio Services at John Hancock Investment Management from May 2020 to June 2024 and as Director, Financial Reporting at John Hancock Investment Management from February 2016 to May 2020. Mr. Silva holds a B.A. in Hispanic Studies from Boston College and an M.S. in Accounting and M.B.A. from Northeastern University.

There is no arrangement or understanding between Mr. Silva and any other person pursuant to which he was appointed as Chief Financial Officer. Since the beginning of the Fund’s last fiscal year, there have been no transactions involving the Fund with respect to Mr. Silva that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission, and no such transactions are currently proposed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Hancock Comvest Private Income Fund

Date: November 9, 2026	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President

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